[EXHIBIT 10mm TO COLONIAL GAS COMPANY
                      FORM 10-K FOR YEAR ENDING 12/31/93]


                                                          CONTRACT NO.:  524
TENNESSEE GAS PIPELINE COMPANY
FERC GAS TARIFF
FIFTH REVISED VOLUME NO. 1                            Original Sheet No. 526

                            GAS STORAGE CONTRACT

                     (For Use under Rate Schedule FS)

This Contract is made as of the 1st day of September 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and Colonial Gas Company a Massachusetts corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."


                      ARTICLE I - SCOPE OF CONTRACT

Following the commencement of service hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a quantity of gas up to Shipper's Maximum Injection Quantity (on any day) and Maximum Storage Quantity of 1,053,898 Dth (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity of 7,504 Dth.

                       ARTICLE II - SERVICE POINT

The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Contract shall be at the storage service point at Tranporter's Compressor Station 313.

                          ARTICLE III - PRICE

1. Shipper agrees to pay Transporter for all natural gas storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's Rate Schedule FS as filed with the Federal Energy Regulatory Commission.

2. Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.



                        GAS STORAGE CONTRACT (continued)

                        (For Use under Rate Schedule FS)

3. Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
    (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

     ARTICLE IV -  INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS

This Agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).

                           ARTICLE V - TERM OF CONTRACT

This Agreement shall be effective as of September 1, 1993 and shall remain in force and effect until November 1, 2000 ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Tennessee to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the primary term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body. Transporter shall be required to seek specific abandonment authorization from the FERC prior to terminating the Agreement pursuant to the preceding or pursuant to any pregranted abandonment authorization that may be deemed to apply to this Agreement.


                     GAS STORAGE CONTRACT (continued)

                     (For Use under Rate Schedule FS)


                          ARTICLE VI - NOTICES

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

			TENNESSEE:	Tennessee Gas Pipeline Company
					P. O. Box 2511
					Houston, Texas  77252-2511

					Attention: Transportation Marketing


			SHIPPER:

			NOTICES:	Colonial Gas Company
					40 Market Street
					Lowell, MA  01852

			Attention:	James M. Stephens

			BILLING:	Colonial Gas Company
					40 Market Street
					Lowell, MA  01852

			Attention:	Marty DeBruin

or to such other address as either Party shall designate by formal written notice to the other.

                          ARTICLE VII - ASSIGNMENT

Any company which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this contract. Otherwise no assignment of the contract or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.



                       GAS STORAGE CONTRACT (continued)

                       (For Use under Rate Schedule FS)


It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either Party to the Contract from pledging or mortgaging its rights therunder as security for its indebtness.

                        ARTICLE VIII - LAW OF CONTRACT

The interpretation and performance of this Contract shall be in accordance with and controlled by the laws of the State of Texas, without regard to doctrines governing choice of law.

                   ARTICLE IX - PRIOR AGREEMENTS CANCELLED

Transporter and Shipper agree that this Contract, as of the date hereof, shall supersede and cancel the following contract(s) between the parties hereto:

Contract for Storage Service Dated 7/1/92.


IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.


TENNESSEE GAS PIPELINE COMPANY



By___________________________
  Agent and Attorney-in-fact


SHIPPER

By:  John P. Harrington

Title:  Vice President, Gas Supply



                                EXHIBIT "A"
                         TO GAS STORAGE AGREEMENT
                         DATED SEPTEMBER 01, 1993
                             RATE SCHEDULE FS
                                 BETWEEN
                      TENNESSEE GAS PIPELINE COMPANY
                                   AND
                          COLONIAL GAS COMPANY


CONTRACT:	524

CONTRACT MSQ:	1,053,898

                                                            MAXIMUM
                                                             DAILY
METER        AMENDMENT        ZONE          W/I             QUANTITY
- -----        ---------        ----          ---             --------

070018          0              04         WITHDRAWAL           7,504

060018          0              04         INJECTION            7,026

           [END OF EXHIBIT 10mm TO COLONIAL GAS COMPANY
             FORM 10-K FOR YEAR ENDING 12/31/93]